                                                                  Exhibit 10.7


                         LATITUDE COMMUNICATIONS, INC.




                              AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT



                                 March 26, 1996

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                         ------


1.  Termination of Prior Rights............................................2

2.  Registration...........................................................2

      2.1  Definitions.....................................................2
      2.2  Required Registration...........................................3
      2.3  Registration Procedures.........................................3
      2.4  Limitations on Required Registrations...........................4
      2.5  Incidental Registration.........................................5
      2.6  Limitations on Incidental Registration..........................6
      2.7  Designation of Underwriter......................................6
      2.8  Form S-3........................................................7
      2.9  Cooperation by Prospective Sellers..............................7
      2.10 Expenses of Registration........................................8
      2.11 Indemnification.................................................8
      2.12 Rights Which May Be Granted to Subsequent Investors............10
      2.13 Transfer of Registration Rights................................11
      2.14 Stand-off Agreement............................................12

3.  Miscellaneous.........................................................12

      3.1  Notices........................................................12
      3.2  Modification; Waiver...........................................13
      3.3  Entire Agreement...............................................13
      3.4  Successors and Assigns.........................................13
      3.5  Enforcement....................................................13
      3.6  Execution and Counterparts.....................................14
      3.7  Governing Law and Severability.................................14
      3.8  Headings.......................................................14

                            AMENDED AND RESTATED
                        REGISTRATION RIGHTS AGREEMENT


     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of March 26, 1996, by and among Latitude Communications, Inc., a California corporation (the "Company"), and the investors listed on Schedule A attached hereto, each of which is herein referred to as an "Investor."

                                  RECITALS
                                  --------

     The Company and certain of the Investors have entered into a Series A Preferred Stock Purchase Agreement dated April 22, 1993 (the "First Series A Purchase Agreement") and the Company and another Investor have entered into a Series A Preferred Stock Purchase Agreement dated September 13, 1993 (the "Second Series A Purchase Agreement"), pursuant to both of which certain Investors (the "Series A Investors") acquired shares of the Company's Series A Preferred Stock (the "Series A Shares").

     The Company and certain other Investors (the "Series A Warrant Investors") have entered into an Equipment Lease Agreement dated as of June 30, 1993. In connection with the Equipment Lease Agreement, the Company has issued warrants (the "Series A Warrants") to the Warrant Investors to purchase an aggregate of 60,500 shares of the Company's Series A Preferred Stock (the "Series A Warrant Shares").

     The Company and certain of the Investors (the "First Series B Investors") have entered into a Series B Preferred Stock Purchase Agreement dated June 1, 1994 (the "Series B Purchase Agreement"), pursuant to which the Series B Investors acquired shares of the Company's Series B Preferred Stock (the "Series B Shares"), and the Company and another Investor, Robert J. Finocchio, Jr. (the "New Investor," and collectively with the First Series B Investors, the "Series B Investors"), have entered into a Series B Preferred Stock Purchase Agreement dated as of December 22, 1995, pursuant to which the New Investor acquired Series B Shares.

     The Company and Phoenix Leasing Incorporated ("Phoenix," and collectively with the Series A Warrant Investors, the "Warrant Investors") have entered into a Senior Loan and Security Agreement dated as of September 15, 1994. In connection with the Senior Loan and Security Agreement, the Company has issued a warrant (the "Phoenix Warrant," and collectively with the Series A Warrants, the "Warrants") to Phoenix to purchase 29,091 Series B Shares (the "Phoenix Warrant Shares," and collectively with the Series A Warrant Shares, the "Warrant Shares").

     The Company and certain of the Investors (the "Series C Investors") are entering into a Series C Preferred Stock Purchase Agreement dated March 26, 1996 (the "Series C Purchase Agreement"), pursuant to which the Series C Investors are acquiring shares of the Company's Series C Preferred Stock (the "Series C Shares").

     The Company, the Series A Investors, the Series B Investors and the Warrant Investors have entered into the Amended and Restated Registration Rights Agreement dated December 22, 1995 (the "Prior Rights Agreement"), and wish to amend the Prior Rights Agreement to grant the Series C Investors the registration rights provided herein.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

     1.  Termination of Prior Rights. Effective upon the execution of this
         ---------------------------
Agreement by the Company and by the holders of at least 66 2/3% of the aggregate of the Series A Shares, the Series B Shares and the Warrant Shares, the Prior Rights Agreement is hereby amended and restated to read in its entirety as set forth herein.

     2.   Registration.
          ------------

          2.1  Definitions. As used herein, the following terms, have the
               -----------
following meanings:

               (a) "Forms S-1," "S-2" and "S-3:" The forms so designated, promulgated by the Commission for registration of securities under the Securities Act of 1933, as amended (the "Securities Act"), and any forms succeeding to the functions of such forms, whether or not bearing the same designation.

               (b) "Commission:" The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               (c) "Holder:" A holder of Registrable Stock, provided that anyone who acquires any Registrable Stock in a distribution pursuant to a registration statement filed by the Company under the Securities Act shall not thereby be deemed to be a "Holder."

               (d) "Register," "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement.

               (e)  "Registrable Stock:"

                    (i) the shares of Common Stock issuable or issued upon conversion of the Series A Shares,

                    (ii) The shares of Common Stock issuable or issued upon conversion of the Series B Shares,

                    (iii) The shares of Common Stock issuable or issued upon conversion of the Series C Shares,

                    (iv) the shares of Common Stock issuable or issued upon conversion of the Warrant Shares (the shares of Common Stock referred to in clauses (i), (ii), (iii), (iv) and (v) hereof are collectively referred to hereafter as the "Stock"), and

                    (v) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned;

provided, however, that Common Stock or other securities shall only be treated
--------  -------
as Registrable Stock if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under
Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

          2.2  Required Registration.
               ---------------------

               (a) If the Holder or Holders of an aggregate of at least fifty percent (50%) of the Registrable Stock propose to dispose of their Registrable Stock (such Holder or Holders being herein called the "Initiating Holders"), the Initiating Holders may request the Company in writing to effect such registration, stating the number of shares of Registrable Stock to be disposed of by such Initiating Holders and the intended method of disposition, including, but not limited to, registration on Form S-1. Upon receipt of such request, the Company shall give prompt written notice thereof to all other Holders, whereupon such other Holders shall give written notice to the Company within 20 days after the date of the Company's notice (the "Notice Period") if they propose to dispose of any shares of Registrable Stock pursuant to such registration, stating the number of shares of Registrable Stock to be disposed of by such Holder or Holders and the intended method of disposition.

               (b) The Company will use its best efforts to effect promptly after the Notice Period the registration under the Securities Act of all shares of Registrable Stock specified in the requests of the Initiating Holders and the requests of the other Holders subject, however, to the limitations set forth in Section 2.4.

          2.3  Registration Procedures.  Whenever the Company is required by
               -----------------------
the provisions of this Section 2 to use its best efforts to effect promptly the registration of shares of Registrable Stock, the Company will:

               (a) prepare and file with the Commission a registration statement with respect to such shares and use its best efforts to cause such registration statement to become and remain effective as provided herein;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act with respect to the disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the prospective seller or sellers of such shares, but for no longer than one hundred twenty (120) days subsequent to the effective date of such registration in the case of a registration statement on Form S-1 or S-2 and for no longer than ninety (90) days in the case of a registration statement on Form S-3;

               (c) furnish to each prospective seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by such seller;

               (d) use its best efforts to register or qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of such jurisdiction within the United States as each prospective seller shall reasonably request, to enable such seller to consummate the public sale or other disposition in such jurisdictions of the shares owned by such seller; provided, however, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not at the time so qualified or to take any action which would subject it to service of process in suits other than those arising out of the offer or sale of the Registrable Stock covered by such registration statement in any jurisdiction where it is not at the time so subject; and

               (e) furnish to each prospective seller, to the extent requested by such seller, a signed counterpart, addressed to the prospective sellers, of
(i) an opinion of counsel for the Company, dated the closing date of the sale of the applicable Registrable Stock, and (ii) a "comfort" letter signed by the independent public accountants who have certified the Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the "comfort" letter) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in "comfort" letters delivered to the underwriters in underwritten public offerings of securities.

          2.4  Limitations on Required Registrations.
               -------------------------------------

               (a) The Company shall not be required to effect more than two registrations pursuant to Section 2.2. The Company shall not be required to effect any registration unless the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $2,000,000.

               (b) The Company shall not be required to cause a registration requested pursuant to Section 2.2 to become effective prior to the earlier of
(i) three years after the date of the first closing under the Series C Purchase Agreement or (ii) six (6) months after the Company's initial registration with the Commission (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable).

               (c) The Company shall not register securities for sale for its own account or for the account of holders of securities other than Registrable Stock in any registration requested pursuant to Section 2.2 without the written consent of Initiating Holders who hold at least 51% of the Registrable Stock as to which registration has been requested, unless such securities are entitled to be included in such registration only to the extent that the inclusion of such securities will not diminish the amount of Registrable Stock included in such registration or otherwise materially and adversely affect the right of the Initiating Holders to have their Registrable Securities registered. The Company may not cause any other registration of securities for sale for its own account (other than a transaction to which Rule 145 of the Commission is applicable or a registration effected solely to implement an employee benefit plan) to be initiated after a registration requested pursuant to Section 2.2 and to become effective less than 90 days after the effective date of any registration requested pursuant to Section 2.2.

               (d) Whenever a requested registration is for an underwritten offering, only shares which are to be included in the underwriting may be included in the registration. Notwithstanding the provisions of Sections 2.2(b) and 2.4(c), if the underwriter determines that (i) marketing factors require a limitation of the total number of shares to be underwritten, or (ii) the offering price per share would be reduced by the inclusion of the shares of the Company or others, then the number of shares to be included in the registration and underwriting shall first be allocated among all Holders who indicated to the Company their decision to distribute any of their Registrable Stock through such underwriting, in proportion, as nearly as practicable, to the respective numbers of shares of Registrable Stock owned by such Holders at the time of filing the registration statement, then, if any, to the Company and others. No stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the Company disapproves of any such underwriting, the Company may elect to withdraw therefrom by written notice to the Initiating Holders and the underwriter. The securities so withdrawn from such underwriting shall also be withdrawn from such registration.

               (e) If at the time of any request to register Registrable Stock pursuant to Section 2.2 hereof, the Company is engaged, or has fixed plans to engage within 90 days of the time of the request, in a registered public offering as to which the Holders may include Registrable Stock pursuant to
Section 2.5 hereof or the Company is engaged in any other activity which, in the good faith determination of the Board, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of 120 days from the effective date of such offering, or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any 12-month period while the rights set forth in Section 2.2 are in effect.

          2.5  Incidental Registration.  If the Company at any time proposes
               -----------------------
to register any of its Common Stock under the Securities Act (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable), it will each such time give written notice to all Holders of its intention so to do. Upon the written request of a Holder or Holders given within 20 days after receipt of any such notice (stating the number of shares of Registrable Stock to be disposed of by such Holder or Holders and the intended method of disposition), the Company will use its best efforts to cause all such shares intended to be disposed of, which the Holders shall have requested registration thereof, to be registered under the Securities Act so as to permit the disposition (in accordance with the methods in said request) by such Holder or Holders of the shares so registered, subject, however, to the limitations set forth in Section 2.6.

          2.6  Limitations on Incidental Registration.  If the registration
               --------------------------------------
of which the Company gives notice pursuant to Section 2.5 is for an underwritten offering, only securities which are to be included in the underwriting may be included in the registration. Notwithstanding any provision of Section 2.5, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude or otherwise limit the number of shares, including Registrable Stock, requested to be included in the registration and underwriting to a number of shares not less than twenty percent (20%) of the aggregate number of shares to be disposed of in the registration and underwriting, unless the registration is for an initial public offering (in which case the percentage may be less). The Company shall so advise all Holders of any limitation (except those Holders who have not indicated to the Company their decision to distribute any of their Registrable Stock through such underwriting), and the number of shares, including Registrable Stock, that may be included in the registration and underwriting shall be allocated among the selling shareholders in proportion, as nearly as practicable, to the respective amounts of securities, including Registrable Stock, owned by such Holders and other selling shareholders entitled to be included therein at the time of filing the registration statement, in accordance with Section 2.12(a). No Registrable Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Stock and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration.

               The registration rights granted under Sections 2.2, 2.5 and 2.8 shall terminate as to any Holder or permissible transferee or assignee of such rights if such person (a) holds one percent (1%) or less of the outstanding shares of Common Stock of the Company (on an as-converted basis) and (b) is permitted to sell all of the Registrable Stock held by him or her in a single transaction to the public pursuant to Rule 144.

          2.7  Designation of Underwriter.
               --------------------------

               (a) In the case of any registration effected pursuant to
Section 2.2 or Section 2.8, a majority in interest of the requesting Holders shall have the right to designate the managing underwriter in any underwritten offering, which underwriter shall be reasonably acceptable to the Company.

               (b) In the case of any registration initiated by the Company, the Company shall have the right to designate the managing underwriter in any underwritten offering.

          2.8  Form S-3.  The Company shall register its Common Stock under
               --------
the Securities Exchange Act of 1934, as amended, as promptly as reasonably practicable following the effective date of the first registration of any securities of the Company on Form S-1 and the Company shall thereafter effect all qualifications and compliances as would permit or facilitate the sale and distribution of its stock on Form S-3, to the extent available. After the Company has qualified for the use of Form S-3, the Holders shall have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Stock to be disposed of and the intended method of disposition) except that the Company (a) shall not be required to effect more than one registration pursuant to this
Section 2.8 in any six-month period, and (b) shall not be required to effect a registration pursuant to this Section 2.8 unless the Holder or Holders requesting registration hold an aggregate of at least thirty percent (30%) of the Registrable Stock then outstanding and propose to dispose of shares of Registrable Stock having an aggregate expected public offering price (before deduction of underwriting discounts and expenses of sale) of at least $500,000.

               The Company shall give notice to all Holders of the receipt of a request for registration pursuant to this Section 2.8 and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of
Section 2.4(d) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Stock on Form S-3 to the extent requested by the Holder or Holders thereof.

          2.9  Cooperation by Prospective Sellers.
               ----------------------------------

               (a) Each prospective seller of Registrable Stock, and each underwriter designated by each such seller, will furnish to the Company such information as the Company may reasonably require from such seller or underwriter in connection with the registration statement (and the prospectus included therein).

               (b) Failure of a prospective seller of Registrable Stock to furnish the information and agreements described in this Section 2 shall not affect the obligations of the Company under this Section 2 to the remaining sellers who furnish such information and agreements unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

               (c) The Holders holding shares included in the registration statement will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus but the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect unless (i) such extension would result in the Company's inability to use the financial statements in the registration statement initially filed pursuant to the Holder or Holders' request and (ii) such correction or update did not result from the Company's acts or failures to act.

               At the end of the period during which the Company is obligated to keep the registration statement current and effective as described in
Section 2.3(b) (and any extensions thereof required by the preceding sentence), the Holders holding shares included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

          2.10 Expenses of Registration.  All expenses incurred in effecting
               ------------------------
any registration pursuant to this Section 2 including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company and expenses of any audits incidental to or required by any such registration, shall be borne by the Company, except that (a) all expenses, fees and disbursements of any counsel retained by the Holders and all underwriting discounts and commissions shall be borne by the Holders holding the securities registered pursuant to such registration, according to the quantity of the securities so registered; (b) the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to
Section 2.2, provided however, that if immediately prior to the time of such withdrawal, the Holders have learned of a materially adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.2; and (c) the Company shall not be required to pay any expenses associated with any registration of Registrable Stock requested by Holders pursuant to Section 2.8.

          2.11 Indemnification.
               ---------------

               (a) To the extent permitted by law, the Company will indemnify each Holder requesting or joining in a registration, each agent, officer and director of such Holders, each person controlling such Holder and each underwriter and selling broker of the securities so registered (collectively, "Indemnitees") against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Indemnitee, promptly and on a current basis from time to time, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however,
                                                             --------  -------
that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement or omission so made in strict conformity with written information furnished to the Company by an instrument duly executed by such Indemnitees and stated to be specifically for use therein and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any underwriter, or any Indemnitee if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this Section 2.11(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld.

               (b) To the extent permitted by law, each Holder requesting or joining in a registration and each underwriter of the securities so registered will indemnify the Company and its officers and directors and each other Holder and each person, if any, who controls any thereof within the meaning of
Section 15 of the Securities Act and their respective successors against all claims, losses, damages and liabilities or actions in respect thereof arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances in which they were made and will reimburse, promptly and on a current basis from time to time, the Company and each other person indemnified pursuant to this Section 2.11(b) for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that this Section
                                          --------  -------
2.11(b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in strict conformity with written information (including, without limitation, written negative responses to inquiries) furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended Prospectus on file with the Commission at the time the registration statement becomes effective or in the Final Prospectus, such indemnity agreement by a Holder other than an underwriter shall not inure to the benefit of (i) the Company and (ii) any underwriter or any Holder, if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be
                       --------  -------
deemed to relieve any underwriter of any of its due diligence obligations;

provided, further, that the indemnity agreement
--------  -------
contained in this Section 2.11(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder or underwriter, as the case may be, which consent shall not be unreasonably withheld, and provided,
                                                                   --------
further, that the obligations of such Holders shall be limited to an amount
-------
equal to the proceeds to each such Holder from the sale of Registrable Stock as contemplated herein, unless such claim, loss, damage, liability or action resulted from such Holder's fraudulent misconduct.

               (c) Each party entitled to indemnification hereunder (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense, and provided, further, that the omission by any Indemnified Party to give notice as
--------  -------
provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.11 except to the extent that the omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (d) The reimbursement required by this Section 2.11 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

               (e) The obligations under this Section 2.11 shall survive the redemption and conversion, if any, of the Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, the completion of any offering of Registrable Stock in a registration statement under this Section 2, or otherwise.

          2.12 Rights Which May Be Granted to Subsequent Investors.
               ---------------------------------------------------

               (a) Within the limitations prescribed by this Section 2.12(a), but not otherwise, the Company may grant to subsequent investors in the Company rights of incidental registration (such as those provided in Section 2.5). Such rights may only pertain to shares of Common Stock, including shares of Common Stock into which any other securities may be converted. Such rights may be granted with respect to (i) registrations actually requested by Initiating Holders pursuant to Section 2.2, but only in respect of that portion of any such registration as remains after inclusion of all Registrable Stock requested by Holders and (ii) registrations initiated by the Company, but only in respect of that portion of such registration as is available under the limitations set forth in Section 2.6 (which limitations shall apply to all Holders) and such rights shall be limited in all cases to sharing in the available portion of the registration in question with Holders, such sharing to be based on the number of shares of Common Stock held by the respective Holders and held by such other investors, plus the number of shares of Common

Stock into which other securities held by the Holders and such other investors are convertible, which are entitled to registration rights. With respect to registrations which are for underwritten public offerings, "available portion" shall mean the portion of the underwritten shares which is available as specified in clauses (i) and (ii) of the third sentence of this Section 2.12(a). Shares not included in such underwriting shall not be registered.

               (b) The Company may not grant to subsequent investors in the Company rights of registration upon request (such as those provided in Section 2.2) unless (i) such rights are limited to shares of Common Stock, (ii) all Holders are given enforceable contractual rights to participate in registrations requested by such subsequent investors (the right of priority of registration being pro rata as between subsequent investors and Holders), where such participation is on a pro rata basis between subsequent investors and Holders, (iii) subject to the limitations described in the final three sentences of Section 2.12(a), such rights shall not become effective prior to 90 days after the effective date of the first registration by the Company pursuant to Section 2.2 and (iv) such rights shall not be more favorable than those granted to the Holders.

          2.13 Transfer of Registration Rights.  The registration rights
               -------------------------------
granted to each Investor under this Section 2 may be transferred only:

               (a) to a transferee who shall acquire not less than 50,000 shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Registrable Stock (as adjusted for Recapitalization Events); or

               (b) in connection with the distribution by an Investor of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Registrable Stock to the beneficial owners (including, without limitation, to partners of a general or limited partnership, shareholders of a corporation and beneficiaries of a trust) of securities of the Investor; or

               (c) in the case of the Phoenix Warrant and the Series B Stock and Registrable Stock acquirable thereby, to an affiliate of Phoenix.

                   The registration rights may only be transferred if the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and only if immediately following such transfer the further disposition of the applicable securities by the transferee or assignee is restricted under the Securities Act. Notwithstanding any provision of this Section 2.13, the registration rights granted to each Investor under this Section 2 may not be assigned to any person or entity which, in the Company's reasonable judgment, is a competitor of the Company.

          2.14 "Stand-off" Agreement.  In consideration for the Company
               ---------------------
performing its obligations under this Section 2 each Investor agrees for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or of the underwriters managing any underwritten offering of the Company's securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Stock, other than shares of Registrable Stock included in the registration, without the prior written consent of the Company or such underwriters, as the case may be, provided, however, that all
                                                  --------  -------
officers and directors of the Company and each holder of more than 5% of the outstanding Common Stock shall have entered into similar agreements.

     3.   Miscellaneous.
          -------------

          3.1  Notices.  All notices, requests, consents and other
               -------
communications herein (except as stated in the last sentence of this Section 3.1) shall be in writing and shall be mailed by first-class or certified mail, postage prepaid, or personally delivered, as follows:

               (a)  If to the Company:

                    Latitude Communications, Inc.
                    2121 Tasman Drive
                    Santa Clara, CA 95054

                    with a copy to:

                    Mr. Mark A. Medearis
                    Venture Law Group
                    2800 Sand Hill Road
                    Menlo Park, CA 94025

               (b)  If to the Investors:

                    at their respective addresses set forth
                    on Schedule A hereto
                       ----------

                    with a copy to:

                    Mr. Allen L. Morgan
                    Wilson Sonsini Goodrich & Rosati
                    Professional Corporation
                    650 Page Mill Road
                    Palo Alto, CA 94304-1050

or such other addresses as each of the parties hereto may provide from time to time in writing to the other parties. For purposes of computing the time periods set forth herein, the date of mailing shall be deemed to be the delivery date.

          3.2  Modification; Waiver.  Neither this Agreement nor any
               --------------------
provision hereof may be changed, waived, discharged or terminated orally or in writing, except that any provision of this Agreement may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of (a) the Company, and (b) the Holders of at least 66-2/3% of the

Registrable Stock (assuming the exercise and/or conversion of all exercisable or convertible securities). Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities, and the Company. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

          3.3  Entire Agreement.  This Agreement contains the entire
               ----------------
agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof.

          3.4  Successors and Assigns.  Subject to Section 2.13, all of the
               ----------------------
terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

          3.5  Enforcement.
               -----------

               (a) Remedies at Law or in Equity.  If the Company shall default
                   ----------------------------
in any of its obligations under this Agreement or if any representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue or misleading in any material respect as of the date of this Agreement or as of the date it was made, furnished or delivered, each Investor may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement, the Company's Articles or for an injunction against the breach of any such term or in furtherance of the exercise of any power granted in this Agreement or the Company's Articles, or to enforce any other legal or equitable right of such Investor or to take any one or more of such actions. In the event any Investor brings such an action against the Company, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement or the Company's Articles, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

               (b) Remedies Cumulative; Waiver.  No remedy referred to herein is
                   ---------------------------
intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to each Investor at law or in equity. No express or implied waiver by any Investor of any default shall be a waiver of any future or subsequent default. The failure or delay of each Investor in exercising any rights granted it hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by any Investor shall not exhaust the same or constitute a waiver of any other right provided herein.

          3.6  Execution and Counterparts.  This Agreement may be executed in
               --------------------------
any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and by the Company.

          3.7  Governing Law and Severability.  This Agreement shall be
               ------------------------------
governed by the laws of the State of California as applied to agreements entered into and to be performed entirely within California. In the event any provision of this Agreement or the application of any such provision to any part shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this Agreement shall remain in full force and effect.

          3.8  Headings.  The descriptive headings of the Sections hereof are
               --------
inserted for convenience only and do not constitute a part of this Agreement.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          LATITUDE COMMUNICATIONS, INC.


                                          By:  /s/Emil Wang
                                               -----------------------------

                                          Title:  President & CEO
                                                  --------------------------

                                          "INVESTOR"


                                          ----------------------------------

                                          By:
                                               -----------------------------
                                          Title:
                                                 ---------------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          LATITUDE COMMUNICATIONS, INC.


                                          By:
                                               -----------------------------

                                          Title:
                                                  --------------------------

                                          "INVESTOR"


                                           Mayfield VII
                                          ----------------------------------

                                          By:  /s/Kevin A. Fong
                                               -----------------------------
                                          Title: General Partner
                                                 ---------------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          LATITUDE COMMUNICATIONS, INC.


                                          By:
                                               -----------------------------

                                          Title:
                                                  --------------------------

                                          "INVESTOR"


                                           Mayfield Associates Fund II
                                          ----------------------------------

                                          By:  /s/Kevin A. Fong
                                               -----------------------------
                                          Title: General Partner
                                                 ---------------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          LATITUDE COMMUNICATIONS, INC.


                                          By:
                                               -----------------------------

                                          Title:
                                                  --------------------------

                                          "INVESTOR"


                                          Menlo Ventures IV, L.P.



                                          By:  MV Management IV, L.P.
                                               its General Partner

                                          By:  /s/Thomas H. Bredt
                                               -----------------------------
                                               General Partner

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          LATITUDE COMMUNICATIONS, INC.


                                          By:
                                               -----------------------------

                                          Title:
                                                  --------------------------

                                          "INVESTOR"


                                          VLG Investments 1996
                                          ----------------------------------

                                          By:  /s/Mark A. Medearis
                                               -----------------------------
                                          Title: Partner
                                                 ---------------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          LATITUDE COMMUNICATIONS, INC.


                                          By:
                                               -----------------------------

                                          Title:
                                                  --------------------------

                                          "INVESTOR"


                                          Mark A. Medearis
                                          ----------------------------------

                                          By:  /s/Mark A. Medearis
                                               -----------------------------
                                          Title:
                                                 ---------------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          LATITUDE COMMUNICATIONS, INC.


                                          By:
                                               -----------------------------

                                          Title:
                                                  --------------------------

                                          "INVESTOR"


                                          Craig W. Johnson
                                          ----------------------------------

                                          By:  /s/Craig W. Johnson
                                               -----------------------------
                                          Title:
                                                 ---------------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          LATITUDE COMMUNICATIONS, INC.


                                          By:
                                               -----------------------------

                                          Title:
                                                  --------------------------

                                          "INVESTOR"

                                          Canaan Ventures II Limited Partnership

                                          By: Canaan Venture Partners II L.P.

                                          By:  /s/ Deepak Kamra
                                               ------------------------------
                                               Deepak Kamra
                                               General Partner

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          LATITUDE COMMUNICATIONS, INC.


                                          By:
                                               -----------------------------

                                          Title:
                                                  --------------------------

                                          "INVESTOR"


                                          Canaan Ventures II Offshore Limited
                                          Partnership C.V.

                                          By:  Canaan Venture Partners II L.P.

                                          By:  /s/ Deepak Kamra
                                               -------------------------------
                                               Deepak Kamra
                                               General Partner
                                               -------------------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          LATITUDE COMMUNICATIONS, INC.


                                          By:
                                               --------------------------------

                                          Title:
                                                  -----------------------------

                                          "INVESTOR"


                                          Asset Management Associates 1996,
                                          -------------------------------------
                                          L.P.
                                          -------------------------------------

                                          By:  /s/ W. Ferrell Sanders
                                               --------------------------------
                                          Title: General Partner of AMC
                                                 ------------------------------
                                                 PARTNERS 96, L.P. THE GENERAL
                                                 ------------------------------
                                                 PARTNER OF ASSET MANAGEMENT
                                                 ------------------------------
                                                 ASSOCIATES 1996 L.P.
                                                 ------------------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          LATITUDE COMMUNICATIONS, INC.


                                          By:
                                               -----------------------------

                                          Title:
                                                  --------------------------

                                          "INVESTOR"


                                          James Patterson
                                          -----------------------------------

                                          By:  /s/Jason L. Patterson
                                               -----------------------------
                                          Title:  Trustee for the Patterson
                                                 ---------------------------
                                                  Family Trust dated 8/26/88
                                                 ---------------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                          LATITUDE COMMUNICATIONS, INC.


                                          By:
                                               -----------------------------

                                          Title:
                                                  --------------------------

                                          "INVESTOR"


                                          Stanford University
                                          -----------------------------------

                                          By:  /s/Carol Gilmer
                                               -----------------------------
                                          Title:
                                                 ---------------------------

                                   SCHEDULE A
                                   ----------

                                               Shares of                        Shares of
                              Shares of        Series A        Shares of         Series B         Shares of
                              Series A         Preferred        Series B        Preferred          Series C
Name and Address              Preferred          Stock         Preferred          Stock           Preferred
                                Stock         Subject to         Stock           Subject            Stock
                                               Warrants                             to
                                                                                 Warrants
-----------------------    -------------    -------------    ------------     ------------     --------------
Mayfield VII                   1,671,250                        1,007,576                             534,375
2800 Sand Hill Road
Menlo Park, CA  94025
Attn:  Kevin A. Fong

Mayfield Associates               78,750                           53,030                              28,125
 Fund II
2800 Sand Hill Road
Menlo Park, CA  94025
Attn:  Kevin A. Fong

Menlo Ventures IV, L.P.        1,250,000                          757,576                             937,500
3000 Sand Hill Road
Building 4, Suite 100
Menlo Park, CA  94025
Attn:  Thomas H. Bredt

Aspect Telecommunications         50,000                           36,364
Corporation
1730 Fox Drive
San Jose, CA  95131
Attn:  James R.
 Carreker

Robert R. Maxfield,               25,000
 Trustee Under
 Agreement Dated
 12/14/87, As Amended
12930 Saratoga Avenue
Suite B-3
Saratoga, CA  95070

VLG Investments 1993              20,000                            4,365                               2,000
2800 Sand Hill Road
Menlo Park, CA  94025
Attn:  Mark A. Medearis

Mark A. Medearis and               2,500                              545
 Kathryn H. Medearis,
 Trustees of the
 Medearis Family Trust
 U/D/T dated March 18,
 1992
527 Tennyson
Palo Alto, CA  94301

Mark A. Medearis                                                                                        1,000
527 Tennyson
Palo Alto, CA  94301

                                               Shares of                        Shares of
                              Shares of        Series A        Shares of         Series B         Shares of
                              Series A         Preferred        Series B        Preferred          Series C
Name and Address              Preferred          Stock         Preferred          Stock           Preferred
                                Stock         Subject to         Stock           Subject            Stock
                                               Warrants                             to
                                                                                 Warrants
-----------------------    -------------    -------------    ------------     ------------     --------------
Craig W. Johnson                   2,500                              545                               1,000
c/o Venture Law Group
2800 Sand Hill Road
Menlo Park, CA 94025

William E. Kirsch                                  10,450
873 Santa Cruz Avenue
Menlo Park, CA 94025

Glen McLaughlin                                    44,000
873 Santa Cruz Avenue
Menlo Park, CA 94025

Steven M. Costella,                                 6,050
 Trustee of The Steven
 M. Costella Trust,
 dated May 8, 1989
873 Santa Cruz Avenue
Menlo Park, CA 94025

James Patterson                   75,000                           20,000
115 Glen Ridge Road
Los Gatos, CA  95030

The Patterson Family                                                                                   12,500
 Trust, dated 8/26/88
115 Glen Ridge Road
Los Gatos, CA  95030

Canaan Ventures II                                                105,818                              97,000
 Limited Partnership
2884 Sand Hill Road
Building 1, Suite 115
Menlo Park, CA 94025
Attention: Deepak Kamra

Canaan Ventures II                                                166,909                             153,000
 Offshore Limited
 Partnership C.V.
2884 Sand Hill Road
Building 1, Suite 115
Menlo Park, CA 94025
Attention: Deepak Kamra

Asset Management                                                  454,546
 Associates 1989, L.P.
2275 East Bayshore
 Road,
Suite 150
Palo Alto, CA 94303
Attention:  W. Ferrell
 Sanders


                                               Shares of                        Shares of
                              Shares of        Series A        Shares of         Series B         Shares of
                              Series A         Preferred        Series B        Preferred          Series C
Name and Address              Preferred          Stock         Preferred          Stock           Preferred
                                Stock         Subject to         Stock           Subject            Stock
                                               Warrants                             to
                                                                                 Warrants
-----------------------    -------------    -------------    ------------     ------------     --------------
Asset Management                                                                                      250,000
 Associates 1996, L.P.
2275 East Bayshore
 Road,
Suite 150
Palo Alto, CA 94303
Attention:  W. Ferrell
 Sanders

Stanford University                                                54,546                              12,500
c/o Stanford Management
Attn:  Carol Gilmer
2770 Sand Hill Road
Menlo Park, CA 94025

Robert J. Finocchio,                                               25,000
 Jr.
c/o 3Com Corporation
5400 Bayfront Plaza
Santa Clara, CA  95052

Phoenix Leasing                                                                     29,091
 Incorporated
Attn:  Marie F. Hogan
2401 Kerner Boulevard
San Rafael, CA  94901